UNITED STATES BANKRUPTCY COURT
MIDDLE DISTRICT OF FLORIDA
TAMPA DIVISION

In re:		Chapter 11

ANCHOR GLASS CONTAINER CORPORATION,		Case No. 8:05-bk-15606-ALP

Debtor.
/

ORDER APPROVING DISCLOSURE STATEMENT
AND FIXING TIME FOR ACCEPTANCES OR REJECTIONS
OF PLAN, OBJECTIONS TO CONFIRMATION, ADMINISTRATIVE CLAIMS,
AND RELATED MATTERS, COMBINED WITH NOTICE THEREOF
     THIS CASE came on for hearing on February 28, 2006, with notice to all parties with full compliance with Fed. R. Bankr. P. 2002(b) to consider the disclosure statement filed by the Debtor pursuant to Section 1125 of the Bankruptcy Code on February 15, 2006 and amended on March 1, 2006 (the “Disclosure Statement”).
     The Court heard argument of counsel for interested parties and was informed that the Disclosure Statement, as amended, adequately addressed the concerns of all parties in interest who had previously filed objections to it. The Court, having considered the Disclosure Statement, is satisfied that the Disclosure Statement meets the standards required by Section 1125 of the Bankruptcy Code, in that it furnishes sufficient information to enable a hypothetical, reasonable investor, typical of the holder of a claim or interest, to make an informed judgment on the Second Amended Plan of Reorganization of the Debtor (the “Plan”) submitted simultaneously with the Disclosure Statement. Accordingly, it is
     ORDERED that:
     1. The Disclosure Statement, be and it hereby is, approved.
     2. April 10, 2006 is fixed as the last day for filing written acceptances or rejections to the Plan by filing a properly signed and executed ballot.
     3. No motion for cramdown pursuant to Section 1129(b) as to parties deemed to have rejected the Plan is required to be filed, and the Court will consider confirmation of the Plan as to such parties at the Confirmation Hearing. As to all voting classes, a motion for cramdown pursuant to Section 1129(b) of the Bankruptcy Code, if applicable, shall be filed on April 10, 2006 or as soon thereafter as the Debtor is able to ascertain from its review of the ballots cast that a class of creditors has rejected the Plan.
     4. On or before March 10, 2006, a copy of this Order, together with the Plan, the Disclosure Statement, and a ballot shall be transmitted by the Debtor or its agent to creditors and other parties in interest, as provided in Fed. R. Bankr. P 3017(d) (provided, however, that the Debtor shall only transmit the summary of the Plan, in the form annexed hereto as Exhibit A, to equity security holders and creditors in classes who are not entitled to vote on the Plan), and a certificate of service of mailing shall be furnished to the Court within three (3) days of mailing. Copies of the Plan, Disclosure Statement and this Order shall be posted on the website designated by the Debtor at http.//ap2.acclaris.net/anchor/anchordisc.pdf.
     5. The Plan Supplement (as defined in the Plan), including the Alpha Resolution Trust Agreement, shall be filed with the Court on or before March 31, 2006, shall be served upon all parties who have requested notice in this case, and shall be posted on the above-noted website. Copies of the documents in the Plan Supplement may also be obtained upon written request from counsel for the Debtor. All parties in interest are hereby notified that the Plan Supplement will contain important information and documents as further described in the Disclosure Statement that will be considered by and (if applicable) approved by the Court at the hearing to confirm the Plan.
     6. On December 13, 2005, this Court entered an Order Granting Motion to Set Last Day to File Proofs of Claim for January 16, 2006, and prescribed a form of notice of that bar date that included publication in certain newspapers. The Court entered a separate order on January 6, 2006, giving holders of Senior Notes of the Debtor until February 6, 2006 to file individual claims and prescribed a form of publication of the notice of that deadline (those notices of claims filing deadlines are hereinafter referred to as the “Bar Date Notices”). The Debtor shall arrange for publication this Order (but not Exhibit A hereto) in those same publications that it previously filed the Bar Date Notices so that it is published on or before March 31, 2006.
     7. All applications for allowance of costs of administration pursuant to Section 503 of the Bankruptcy Code (other than (a) claims for post-petition financing or for any extension of credit to the Debtor approved by the Court, (b) fee applications pursuant to Sections 327 and 330 of the Bankruptcy Code, and (c) claims of post-petition trade creditors for goods and services provided in the ordinary course of business) shall be filed on or before April 4, 2006. A copy shall be served upon the Debtor, the Debtor’s attorney, counsel for the Ad Hoc Committee of Senior Noteholders (the “Noteholders”), counsel for the Official Committee of Unsecured Creditors (the “Committee”), counsel for the Senior Notes Trustee, and the U.S. Trustee, at the addresses set forth below. NO APPLICATIONS FOR ALLOWANCE OF COSTS OF ADMINISTRATION WILL BE CONSIDERED BY THE COURT IF NOT TIMELY FILED, AND ALL CLAIMS FOR SUCH COSTS SHALL BE BARRED AND DISCHARGED IF NOT TIMELY FILED. All fee applications pursuant to Section 330 of the Bankruptcy Code shall be filed by April 10, 2006 in order to be considered at the Confirmation Hearing, without prejudice of the right of professionals to file fee applications within the time fixed by the Plan. No bar date is established by this Order with respect to claims for post-petition financing or for any extension of credit to the Debtor approved by the Court or with respect to the claims of post-petition trade creditors for goods and services provided in the ordinary course of business.
     8. Any objections to confirmation of the Plan shall be filed with the Court and served on the Debtor and its counsel, counsel for the Noteholders, counsel for the Senior Notes Trustee, and counsel for the Committee or before April 10, 2006.
     9. A hearing on confirmation of the Plan and any objections thereto, together with all applications for allowance of costs of administration (as described in paragraph 6 above) filed by April 10, 2006, will be held on April 17, 2006, at 10:30 a.m., in Tampa, Florida, Courtroom 9A, Sam M. Gibbons Courthouse, 801 N. Florida Avenue. Notice is hereby given that the confirmation of the Plan has important legal consequences and will result in the discharge of claims pursuant to the terms of the Plan and the entry of a permanent injunction prohibiting the assertion of discharged claims against the Debtor.
     Appropriate Attire. You are reminded that Local Rule 5072-1(b)(16) requires that all persons appearing in court should dress in business attire consistent with their financial abilities. Shorts, sandals, shirts without collars, including tee shirts and tank tops, are not acceptable.
     Avoid delays at Courthouse security checkpoints. You are reminded that Local Rule 5073-1 restricts the entry of cellular telephones and, except in Orlando, computers into the Courthouse absent a specific order of authorization issued beforehand by the presiding judge. Please take notice that as an additional security measure a photo ID is required for entry into the Courthouse.
     DONE AND ORDERED on March 08, 2006.

/s/ Alexander L. Paskay

ALEXANDER L. PASKAY
United States Bankruptcy Judge

EXHIBIT A
UNITED STATES BANKRUPTCY COURT
MIDDLE DISTRICT OF FLORIDA
TAMPA DIVISION

In re:		Chapter 11

ANCHOR GLASS CONTAINER CORPORATION,		Case No. 8:05-bk-15606-ALP
Debtor.
/

NOTICE OF NON-VOTING STATUS
     PLEASE TAKE NOTICE that on March 1, 2006, Anchor Glass Container Corporation, as debtor and debtor in possession (the “Debtor”), filed a Disclosure Statement for Second Amended Plan of Reorganization of Anchor Glass Container Corporation (the “Disclosure Statement”) and, attached thereto, the Second Amended Plan of Reorganization of Anchor Glass Container Corporation (the “Plan”). On                      , the Bankruptcy Court entered an order approving the Disclosure Statement with respect to the Plan.
     PLEASE TAKE FURTHER NOTICE that a confirmation hearing with respect to the Plan will be held on April 17, 2006 at 10:30 a.m. (Eastern Time) before the Honorable Alexander L. Paskay, United States Bankruptcy Judge, at the United States Bankruptcy Court for the Middle District of Florida, Tampa Division, Sam M. Gibbons Courthouse, 801 N. Florida Avenue, Tampa, Florida. Objections to confirmation of the Plan must be filed with the Bankruptcy Court and served on parties in interest on or before April 10, 2006.
     Only certain classes of creditors have a right to vote on the Plan. The following is a summary of the classes, their treatment under the Plan, and their right to vote on the Plan:

Summary of Classes and Impairment Under the Plan
Class	Impaired/Unimpaired; Treatment to Vote
Class 1 – Other Priority Claims	Unimpaired — Deemed to have accepted the Plan and not entitled to vote
Class 2 – Senior Notes Claim	Impaired – The Senior Note Trustee,[1] on behalf of all Holders of Senior Notes, will receive all the New Common Stock of Reorganized AG. Entitled to vote in Class 2 and Class 5, but not entitled to a distribution under Class 5.
Classes 3–General Electric Capital Corporation Secured Claim	Unimpaired – Will be paid in full in Cash. Deemed to have accepted the Plan and not entitled to vote.
Class 4 – Other Secured Claims	Unimpaired – Each Holder of an Other Secured Claim will be paid in full in Cash. Deemed to have accepted the Plan and not entitled to vote.
Class 5 –General Unsecured Claims	Impaired – Each Holder of a General Unsecured Claim will receive in Cash its Pro Rata share of the Alpha Resolution Trust Assets (funded with $8,696,224.28) less Alpha Resolution Trust Expenses. Entitled to vote.
Class 6 – Common Stock Interests	Impaired – All Common Stock Interests will be cancelled and the Holders of Common Stock Interests will not receive any property or interest in property on account of their Interest. Deemed to reject the Plan and not entitled to vote.
     Based on the Debtor’s records, you are either the Holder of an Interest not entitled to vote on the Plan or not the holder of a Claim against the Debtor that is entitled to vote under the Plan. Therefore, you are not receiving a Plan ballot or copies of the Plan and Disclosure Statement. If you wish to review the Plan and Disclosure Statement, you may find it at the following website –http.//ap2.acclaris.net/anchor/anchordisc.pdf – or contact the

[1]	All capitalized terms, not otherwise defined herein, shall have the meaning ascribed to such term in the Plan.

undersigned for copies. If you believe you are in a Class that is entitled to vote on the Plan, please contact the undersigned no later than April 1, 2006. This will give you sufficient to obtain and file a ballot if you are so entitled.

Dated: March ___, 2006	/s/ Robert A. Soriano

Robert A. Soriano
Florida Bar No. 445002
CARLTON FIELDS, P.A.
Post Office Box 3239
Tampa, Florida 33601-3239
Telephone: (813) 223-4230
Facsimile: (813) 229-4133
E-mail: rsoriano@carltonfields.com
Counsel for Anchor Glass Container Corporation, as Debtor and Debtor-in-Possession